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                   COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                  EXHIBIT 99.1

                            SECTION 906 CERTIFICATION


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                   COMMERCIAL NATIONAL FINANCIAL CORPORATION

                   CERTIFICATION OF ANNUAL REPORT ON FORM 10-K
                                       OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION

                  FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 2002

The undersigned are the Chief Executive Officer and the Chief Financial Officer of Commercial National Financial Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-K of the Registrant for the annual period ended December 31, 2002.

We certify that such Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of March 26, 2002.

                                         /s/ JEFFREY S. BARKER
                                         -------------------------------------
                                         Jeffrey S. Barker
                                         President and Chief Executive Officer

                                         /s/ PATRICK G. DUFFY
                                         -------------------------------------
                                         Patrick G. Duffy
                                         Executive Vice President and
                                         Chief Financial Officer